CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Confidential Zip Codes Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 7.46% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	265
Total Outstanding Loan Balance	$26,622,828*	Min	Max
Average Loan Current Balance	$100,464	$10,976	$474,275
Weighted Average Original LTV	84.3%**
Weighted Average Coupon	7.67%	5.45%	12.49%
Arm Weighted Average Coupon	7.60%
Fixed Weighted Average Coupon	8.07%
Weighted Average Margin	6.37%	4.25%	9.00%
Weighted Average FICO (Non-Zero)	604
Weighted Average Age (Months)	2
% First Liens	98.9%
% Second Liens	1.1%
% Arms	85.4%
% Fixed	14.6%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$27,000,000] of the total [$1,500,000,100] collateral will be made up of loans in the confidential zip codes.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	1	132,000	0.5	5.45	80.0	648
5.51 - 6.00	9	985,796	3.7	5.90	79.0	632
6.01 - 6.50	23	2,900,305	10.9	6.33	81.9	629
6.51 - 7.00	41	4,102,754	15.4	6.79	81.7	633
7.01 - 7.50	38	4,508,748	16.9	7.29	81.5	609
7.51 - 8.00	49	5,114,340	19.2	7.75	84.6	599
8.01 - 8.50	31	2,467,529	9.3	8.28	86.3	582
8.51 - 9.00	33	3,651,723	13.7	8.71	90.3	584
9.01 - 9.50	17	1,597,981	6.0	9.28	86.5	570
9.51 - 10.00	9	579,499	2.2	9.79	89.1	598
10.01 - 10.50	5	301,684	1.1	10.33	83.5	540
10.51 - 11.00	6	231,647	0.9	10.74	83.9	546
11.01 - 11.50	2	22,263	0.1	11.49	100.0	593
12.01 - 12.50	1	26,558	0.1	12.49	100.0	576
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	2	314,109	1.2	8.83	80.0	500
501 - 525	10	925,615	3.5	8.98	78.8	511
526 - 550	20	2,208,346	8.3	8.44	74.3	542
551 - 575	25	2,511,863	9.4	8.43	87.4	564
576 - 600	70	6,718,328	25.2	7.65	84.0	587
601 - 625	57	6,164,062	23.2	7.54	86.9	614
626 - 650	40	3,799,397	14.3	7.03	83.4	637
651 - 675	23	2,437,694	9.2	7.19	85.9	659
676 - 700	13	1,137,941	4.3	7.57	89.8	689
701 - 725	3	221,822	0.8	6.27	78.8	702
751 - 775	1	78,630	0.3	5.59	80.0	772
776 - 800	1	105,023	0.4	6.59	90.0	782
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	24	724,300	2.7	8.96	82.2	601
50,001 - 100,000	130	9,616,385	36.1	7.81	83.8	605
100,001 - 150,000	83	9,875,035	37.1	7.37	84.4	613
150,001 - 200,000	14	2,380,599	8.9	7.65	86.6	596
200,001 - 250,000	3	647,434	2.4	8.24	85.2	574
250,001 - 300,000	7	1,788,776	6.7	7.72	87.5	584
300,001 - 350,000	1	307,696	1.2	9.50	80.0	536
350,001 - 400,000	1	359,567	1.4	8.55	100.0	624
400,001 - 450,000	1	448,761	1.7	6.45	90.0	653
450,001 - 500,000	1	474,275	1.8	7.38	54.9	550
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	2	52,903	0.2	7.63	37.4	626
50.001 - 55.000	2	507,226	1.9	7.38	54.7	553
60.001 - 65.000	1	44,737	0.2	7.80	62.2	580
65.001 - 70.000	4	217,718	0.8	7.96	68.7	547
70.001 - 75.000	9	688,797	2.6	8.20	74.1	563
75.001 - 80.000	116	11,904,410	44.7	7.19	79.9	604
80.001 - 85.000	25	2,518,366	9.5	8.17	84.4	585
85.001 - 90.000	72	7,949,643	29.9	7.88	89.8	609
90.001 - 95.000	11	1,085,599	4.1	8.02	94.5	616
95.001 - 100.000	23	1,653,429	6.2	8.92	100.0	638
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	33	2,503,533	9.4	8.19	86.1	592
1	5	600,044	2.3	7.51	83.7	615
2	163	16,349,120	61.4	7.67	83.8	603
3	64	7,170,131	26.9	7.49	84.8	610
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	193	18,853,394	70.8	7.62	85.1	602
Reduced	53	5,857,755	22.0	7.79	81.9	608
Stated Income / Stated Assets	19	1,911,679	7.2	7.78	83.4	616
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	242	24,903,740	93.5	7.60	84.0	603
Investor	23	1,719,087	6.5	8.71	87.8	621
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	99	10,866,739	40.8	7.53	83.1	605
Michigan	55	5,043,936	18.9	7.72	83.5	602
Indiana	36	3,107,799	11.7	7.51	84.7	608
North Carolina	17	1,898,159	7.1	8.40	87.6	592
Tennessee	16	1,638,099	6.2	7.32	84.2	613
South Carolina	14	1,289,259	4.8	7.62	84.8	599
Mississippi	13	1,119,400	4.2	8.26	86.0	603
Texas	4	471,102	1.8	7.81	88.8	610
New York	3	387,910	1.5	7.59	87.6	610
Pennsylvania	3	276,946	1.0	7.68	91.0	624
Illinois	2	239,646	0.9	7.43	82.6	597
Florida	1	118,736	0.4	9.04	90.0	587
South Dakota	1	112,354	0.4	8.16	90.0	601
Arkansas	1	52,745	0.2	9.25	80.0	539
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	134	12,655,414	47.5	7.59	84.8	618
Refinance - Rate Term	25	2,737,828	10.3	7.41	86.0	607
Refinance - Cashout	106	11,229,587	42.2	7.82	83.2	587
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	207	21,092,622	79.2	7.63	83.7	603
Arm 3/27	12	1,647,593	6.2	7.17	82.6	610
Fixed Rate	46	3,882,612	14.6	8.07	87.9	607
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	244	24,340,779	91.4	7.68	84.0	601
Condo	9	860,646	3.2	7.23	84.2	650
2 Family	6	576,704	2.2	7.45	86.7	635
PUD	3	575,501	2.2	8.19	90.4	603
3-4 Family	3	269,198	1.0	7.51	86.6	659
Total:	265	26,622,828	100.0	7.67	84.3	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.01 - 4.50	2	297,808	1.3	7.29	91.1	671
4.51 - 5.00	11	1,145,797	5.0	6.01	79.2	637
5.01 - 5.50	20	2,126,007	9.3	6.40	80.5	621
5.51 - 6.00	52	5,521,750	24.3	7.15	83.7	615
6.01 - 6.50	28	3,023,068	13.3	7.31	78.3	610
6.51 - 7.00	74	7,165,212	31.5	8.11	85.9	596
7.01 - 7.50	13	1,170,006	5.1	8.23	86.3	579
7.51 - 8.00	12	1,358,679	6.0	8.94	87.4	563
8.01 - 8.50	5	739,322	3.3	9.26	83.8	560
8.51 - 9.00	2	192,566	0.8	9.56	88.7	564
Total:	219	22,740,216	100.0	7.60	83.6	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	2	214,833	0.9	6.88	80.0	629
16 - 18	3	192,202	0.8	8.44	88.1	597
19 - 21	33	3,274,065	14.4	7.37	84.1	619
22 - 24	169	17,411,522	76.6	7.68	83.7	600
31 - 33	1	167,200	0.7	6.90	80.0	636
34 - 36	11	1,480,393	6.5	7.20	82.9	607
Total:	219	22,740,216	100.0	7.60	83.6	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.51 - 12.00	9	985,796	4.3	5.90	79.0	632
12.01 - 12.50	21	2,585,718	11.4	6.30	82.2	627
12.51 - 13.00	29	2,888,130	12.7	6.76	81.3	624
13.01 - 13.50	26	3,019,929	13.3	7.22	78.9	610
13.51 - 14.00	36	3,487,237	15.3	7.55	83.2	609
14.01 - 14.50	28	2,526,451	11.1	7.96	86.3	592
14.51 - 15.00	31	3,558,408	15.6	8.29	89.3	604
15.01 - 15.50	17	1,480,819	6.5	8.95	83.8	569
15.51 - 16.00	15	1,488,628	6.5	8.93	86.2	556
16.01 - 16.50	3	347,109	1.5	9.12	87.5	580
16.51 - 17.00	2	167,373	0.7	9.81	85.0	529
17.01 - 17.50	1	143,140	0.6	10.29	80.0	505
17.51 - 18.00	1	61,477	0.3	10.84	75.0	508
Total:	219	22,740,216	100.0	7.60	83.6	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.50	2	264,000	1.2	5.98	80.0	655
5.51 - 6.00	11	1,154,305	5.1	6.02	79.2	632
6.01 - 6.50	25	3,175,643	14.0	6.57	78.1	616
6.51 - 7.00	42	4,130,778	18.2	6.93	81.0	623
7.01 - 7.50	30	3,319,379	14.6	7.33	84.0	610
7.51 - 8.00	40	4,059,430	17.9	7.85	85.4	601
8.01 - 8.50	28	2,348,404	10.3	8.51	85.5	579
8.51 - 9.00	22	2,751,302	12.1	8.70	90.2	581
9.01 - 9.50	10	846,712	3.7	9.24	86.5	571
9.51 - 10.00	7	485,645	2.1	9.78	88.5	580
10.01 - 10.50	1	143,140	0.6	10.29	80.0	505
10.51 - 11.00	1	61,477	0.3	10.84	75.0	508
Total:	219	22,740,216	100.0	7.60	83.6	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
2	43	4,581,446	20.1	7.87	88.6	613
3	176	18,158,770	79.9	7.53	82.4	601
Total:	219	22,740,216	100.0	7.60	83.6	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1	130	13,093,405	57.6	7.34	82.1	605
1.5	65	7,009,964	30.8	7.75	85.9	612
2	24	2,636,847	11.6	8.48	85.4	573
Total:	219	22,740,216	100.0	7.60	83.6	604

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	249	24,637,458	92.5	7.72	84.3	602
60	16	1,985,370	7.5	6.99	84.2	633
Total:	265	26,622,828	100.0	7.67	84.3	604